Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K of Independence Contract Drilling, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Byron A. Dunn, Chief Executive Officer of the Company, and Philip A. Choyce, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2015	/s/ Byron A. Dunn
Byron A. Dunn
Chief Executive Officer

Date: March 16, 2015	/s/ Philip A. Choyce
Philip A. Choyce
Chief Financial Officer